Exhibit 10.5
OMB Control No. 1506-0080
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
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2. AMENDMENT/ MODIFICATION NO. 0009	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. W-6-W2-03-TP-R03 027	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE Internal Revenue Service 6009 Oxon Hill Road, Suite 500 Oxon Hill, MD 20745	IRS0088	7. ADMINISTERED BY (If other than Item 6) See Item 6	CODE
8.   NAME AND ADDRESS OF CONTRACTOR (No. Street, county, State and ZIP Code)

OFFICIAL PAYMENTS CORPORATION  00051397
2333 SAN RAMON VALLEY BOULEVARD STE# 450
SAN RAMON, CA 945834456

OFFICIAL PAYMENTS CORPORATION
		(x)	9A. AMENDMENT OF SOLICITATION NO.
		x	9B. DATED (SEE ITEM 11)
10A. MODIFICATION OF CONTRACT/ORDER NO. TIRNO-09-C-0019
10B. DATED (SEE ITEM 13) 04/23/2009
CODE	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐  The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐  is extended,  ☐  is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) None Net Increase: $0.00
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(x)		A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X		D.OTHER Specify type of modification and authority) Mutual Agreement Between the Parties.
E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.
14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is as follows:

1.  Section C.10 - SCHEDULE OF PERFORMANCE - is hereby changed as stated herein.

2.  Section C.1.5 - CONTRACT REQUIREMENTS Section-is limited to the number of URLs and the receipt of proposals to the contract.

3.  All other items and conditions remain unchanged.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Alex P. Hart, CEO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) DIANNE L GOOSBY 202-283-1207 / CONTRACT SPECIALIST
15B. CONTRACTOR/OFFEROR /s/ Alex P. Hart (Signature of person authorized to sign)	15C. DATE SIGNED 04/06/11	16B. UNITED STATES OF AMERICA BY /s/ Dianne L. Goosby (Signature of Contracting Officer)	16C. DATE SIGNED 3/24/2011
NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE	30-105 Computer Generated	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

TIRNO-09-C-00019 MOD# 0009

C.10  SCHEDULE OF PERFORMANCE

The Contractor shall provide a project plan (WBS) for system and application development which shall include the events and dates listed in the chart below. The dates are tentative and must be coordinated with the COTR and IRS's representative authorized to perform the system security and functional application testing (IV&V). The timeframes may be modified under the COTR's direction and will be updated annually as contract option years are exercised.

Responsible	Event	Anticipated
Party		Due Dates
Contractor	Provide UNAX briefing documentation	03/31/2011
All	Annual Requirements Review for FS 2012	05/06/2011
Contractor	Provide draft WBS (including requirements, development, testing and implementation phases)	05/13/2011
IRS	Provide comments on draft WBS	05/20/2011
Contractor	Deliver base lined WBS	05/30/2011
Contractor	Deliver Initial FS 2011 Findings Report	06/01/2011
Contractor	Deliver Initial FS 2011 Marketing Report	06/01/2011
Deliver Initial Functional Requirements/User Interface
Contractor	Documentation and workflow schematics; including scripts, web	06/27/2011
text & screen shots, business rules, etc.
IRS	Provide initial comments on draft Functional Documentation	07/11/2011
(iterative process)
Contractor	Obtain signed contracts with other participating subcontractors, if applicable	07/15/2011
Contractor	Deliver Transaction Processing Network Documentation	07/18/2011
Contractor	Deliver Final Functional Requirements/User Interface Documentation	08/15/2011
Contractor	Deliver Trusted Facility Manual	08/22/2011
Contractor	Deliver Final Test Plans and Test Cases	08/29/2011
Contractor	Begin internal application testing	09/06/2011
Contractor	Deliver FS 2012 Marketing Plan	09/19/2011
IRS	Provide comments on Marketing Plan	09/26/2011
IRS	Provide revised credit card chargeback procedures, if applicable	10/03/2011
Contractor	Complete internal application testing	10/28/2011
Contractor	Begin full circle integrated test with IRS/TFA (subject to change)	10/31/2011
Contractor	Complete full circle integrated test with IRS/TFA (subject to change)	11/14/2011
Contractor	Complete all testing and obtain bulk provider certification from TFA	12/05/2011
Contractor	Implement Electronic Payment Services for FS 2012	01/01/2012
IRS	Provide hyperlink from the IRS web site to the Contractor's Web	01/06/2012
page
Contractor	Deliver Supplemental F5 2012 flirtings Report	02/01/2012

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TIRNO-09-C-00019 MOD# 0009

Responsible	Event	Anticipated
Party		Due Dates
Contractor	Deliver Supplemental FS 2012 Marketing Report	02/01/2012

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TIRNO-09-C-00019 MOD# 0009
C.1.5    CONTRACT REQUIREMENTS

The Contractor shall accept MasterCard and VISA Credit and Debit, American Express, Discover, NYCE, PULSE, and STAR cards for making federal tax payments.

The Contractor shall accept by way of Web applications only, two new additional payment options for payment of federal taxes. (1) Bill Me Later (BML) and (2) American Express Membership Rewards. The Contractor shall introduce a new federal only website URL: (Official Payments Federal Payments Website (www.officialpavments.com/fed). in which all Web applicants will have access to, for making federal tax payments. The Contractor shall introduce a new federal only IVR: (Official Payments Federal Payments IVR (888-UPAY-TAX), in which all applicants will have access to, for making federal tax payments.

Some transactions charge a convenience fee of 2.35% of the tax payment with a $3.95 minimum fee, if you are making a credit card payment. Other transactions charge a flat/fixed rate fee of $3.95 per transaction, if you are making a debit card payment. The convenience fee charge is based on the method and card being used.

The Contractor shall notify IVR applicants that the additional payment options and website URL, are available to Web applicants only. The Contractor will also inform the IVR applicants that the 2.35% convenience fee (with a $3.95 minimum) and the flat/fixed rate fee of $3.95, as applicable, shall also be available to IVR applicants.

The contractor shall provide a program for American Express eligible card members who make a payment of $100,000.00 or more a reduced convenience fee of 2.10%. The transactions will be processed by an OPC Customer Service representative via the customer service application that the IRS has approved. This program will not require changes to any of the applications that would require an audit or retest to implement the program.

The Contractor shall introduce the one new payment option, the new website URL, and the new IVR that is listed above, on January 1, 2010 for the commencement of the 2010 Filing Season.

The Contractor shall accept by way of Web applications only for Option Year Two (January 1, 2011 through December 31, 2011), a new additional payment option for payment of federal taxes: Accel Pinless Debit Card. The Contractor shall introduce a new federal only website URL: (www.ChoicePav.com/MasterCard). in which all Web applicants will have access to, for making federal tax payments.

Accel Pinless Debit Card transactions will have a flat/fixed rate fee of $3.95 per transaction. The federal only website URL: (www.ChoicePav.com/MasterCard) will have a convenience fee of 1.9%.

The Contractor shall notify IVR applicants that the additional payment option and website URL, are available to Web applicants only.

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TIRNO-09-C-00019 MOD# 0009
The Contractor shall introduce the new payment option and the new website URL that are listed above, on January 1, 2011 for the commencement of the 2011 Filing Season.

The Contractor shall only submit proposals incorporating any changes to the contract after the Annual Requirements Review Meeting (Kickoff) through June 30th of each year.

The Contractor shall be limited to the number of URLs displayed on IRS.gov (section Pay Taxes by Credit or Debit Card). No more than 2 URLs are to be promoted in the E-Pay list, and no more than 1 URL in the integrated File & Pay list.

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